DIRTT Announces Normal Course Issuer Bid for Debentures

CALGARY, Alberta, August 26, 2025 (GLOBE NEWSWIRE) – DIRTT Environmental Solutions Ltd. (TSX: DRT; OTC: DRTTF) ("DIRTT" or the "Company"), a leader in industrialized construction, announced today that the Toronto Stock Exchange ("TSX") has accepted DIRTT’s notice of intention to renew its normal course issuer bid (the "NCIB") for DIRTT's 6.00% convertible unsecured subordinated debentures due January 31, 2026 ("January Debentures") and its 6.25% convertible unsecured subordinated debentures due December 31, 2026 ("December Debentures", and together with the January Debentures, the "Debentures"). The NCIB is expected to commence on August 28, 2025, following the conclusion of the Company's current NCIB expiring on August 27, 2025 (the "2024 NCIB"). The NCIB for the December Debentures is expected to terminate on August 27, 2026 and the NCIB for the January Debentures is expected to terminate on January 31, 2026, concurrent with the maturity day of the January Debentures.

Under the renewed NCIB, DIRTT is permitted to acquire up to C$1,656,900 principal amount of the January Debentures and C$1,493,500 principal amount of the December Debentures, which represents 10% of the total public float of each series of Debentures, being C$16,569,000 principal amount of January Debentures and C$14,935,000 principal amount of the December Debentures outstanding, respectively, as of August 20, 2025. Except as permitted under the TSX rules, DIRTT will not purchase more than C$99,092 principal amount of the January Debentures or more than C$350,552 principal amount of the December Debentures on any given trading day. The daily purchase limit for the January Debentures and the December Debentures is approximately 25% of C$396,368 and C$1,402,208, respectively, being the average daily trading volume of the January Debentures and December Debentures on the TSX for the six most recently completed calendar months, excluding all Debentures purchased on the TSX under the 2024 NCIB. All purchases will be made on the open market through the facilities of the TSX and/or alternative Canadian trading systems, at the market price of such Debentures at the time of acquisition, provided that no more than 5% of the issued and outstanding Debentures as of August 28, 2025 will be purchased through the facilities of alternative Canadian trading systems. Any Debentures acquired through the NCIB will be immediately cancelled. DIRTT believes that the NCIB provides it with the flexibility to use its capital to acquire Debentures from time to time under the appropriate circumstances. Management's decisions regarding any Debenture repurchases will be based on market conditions, the market price of the Debentures, and other factors.

Under the 2024 NCIB, the Company sought and obtained approval from the TSX to purchase C$1,664,200 principal amount of the January Debentures and C$1,558,700 principal amount of the December Debentures. Since the commencement of the 2024 NCIB, the Company has purchased C$73,000 principal amount of January Debentures and C$652,000 principal amount of December Debentures, respectively.

In connection with the NCIB, DIRTT expects to enter into an issuer repurchase plan agreement ("IRPA") and an automatic repurchase plan agreement ("ARPP") in relation to purchases made under the NCIB. The IRPA and ARPP have been pre-cleared by the TSX and are expected to be implemented on August 28, 2025. The ARPP is intended to facilitate repurchases of Debentures under the NCIB at times when DIRTT would ordinarily not be permitted to make purchases due to regulatory restriction or customary self-imposed blackout periods. Before the commencement of any particular trading black-out period, and provided that DIRTT is not in possession of material non-public information about itself or its securities, DIRTT may, but is not required to, instruct its designated broker to make purchases of Debentures under the NCIB during the ensuing black-out period in accordance with the terms of the ARPP. The timing and amount of such purchases will be determined by the designated broker at its sole discretion based on the purchasing parameters set by DIRTT and in accordance with the rules of the TSX, applicable securities laws and the terms of the ARPP. All purchases of Debentures made under the IRPA and ARPP will be included in determining the aggregate number of Debentures purchased under the NCIB. If adopted, the ARPP will constitute an "automatic securities purchase plan" under applicable Canadian securities law, and will be adopted in accordance with applicable U.S. securities laws, including the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934. Outside of pre-determined blackout periods, Debentures may be purchased under the NCIB based on management's discretion, subject to TSX rules and applicable securities laws in Canada and the United States.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the TSX under the symbol “DRT” and on the OTCQX under the symbol "DRTTF".

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, and without limitation, this news release contains forward-looking information pertaining to the NCIB, the principal amount of Debentures to the acquired under the NCIB, the method of purchase, price and cancellation of Debentures, and reasons for and benefits of any purchases made under the NCIB.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in our subsequently filed Quarterly Reports on Form 10-Q and also in the Company’s other continuous disclosure filings available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.